UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2022

Astria Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Suite 1400
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.	Other Events.

On November 7, 2022, the Board of Directors of Astria Therapeutics, Inc. (the “Company”) authorized a modification of the Company’s existing at-the-market offering program (the “At-the-Market Offering Program”) for which Jefferies LLC acts as sales agent (the “Agent”) to increase the amount of the Company’s common stock that may be offered thereunder to an aggregate offering price of up to $88,135,305.48. Through the date hereof, the Company has issued and sold 4,012,002 shares of common stock under the At-the-Market Offering Program for gross proceeds of $38,135,305.48 and, as a result of the increase, the Company may sell additional shares of common stock under the At-the-Market Offering Program for an aggregate offering price of up to $50,000,000. As of November 9, 2022, there were 17,051,429 shares of the Company’s common stock outstanding.

The Company has filed with the Securities and Exchange Commission a prospectus supplement, dated November 10, 2022, under the Company’s registration statement on Form S-3 (File No. 333-264911) (the “Form S-3”) to register the offer and sale of the shares that can be sold under the At-the-Market Offering Program following the increase, which prospectus supplement supersedes and replaces the prospectus supplement, dated September 16, 2022, previously filed in connection with the At-the-Market Offering Program.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the shares of the Company’s common stock that may be issued pursuant to the At-the-Market Offering Program, as increased. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy the shares of the Company’s common stock described herein, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 9.01.	Exhibits.

Exhibits

Number	Description
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRIA THERAPEUTICS, INC.

Date: November 10, 2022	By:	/s/ Ben Harshbarger
Ben Harshbarger
Chief Legal Officer